                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

|X|      Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
[_]      Definitive Proxy Statement
[_]      Definitive Additional Materials
[_]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          ONE VOICE TECHNOLOGIES, INC.
                -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N.A.
      ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
         Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)   Title of each class of securities to which transaction applies:
         (2)   Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:
         (5) Total fee paid:

[_]      Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         2) Form, Schedule or Registration Statement No.:
         3) Filing Party:
         4) Date Filed:

                          ONE VOICE TECHNOLOGIES, INC.
                                 7825 FAY AVENUE
                                   SUITE 200
                               LA JOLLA, CA 92037

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                  MAY 22, 2009

         NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of One Voice Technologies, Inc., will be held at Embassy Suites, 4550 La Jolla Village Drive, San Diego, California 92122, on May 22, 2009, at 10:30 am PST. At the meeting, you will be asked to vote on:

         (1) To consider and act upon a proposal to approve an amendment to the Articles of Incorporation to implement a reverse stock split of the Company's common stock, par value $0.001 per share, at a ratio of one-for-20; and

         (2) The transaction of such other and further business as may properly come before the meeting.

         The board of directors has fixed the close of business on April 8, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. A list of stockholders of record on the record date will be available for inspection by stockholders at the office of the Corporation, 7825 Fay Avenue, Suite 200, La Jolla, CA 92037 during the ten days prior to the meeting.

         The enclosed proxy statement contains information pertaining to the matters to be voted on at the annual meeting.

                                              By order of the Board of Directors

                                                          Dean Weber
                                                    Chief Executive Officer

La Jolla, California
*, 2009

THIS MEETING IS VERY IMPORTANT TO US AND TO OUR STOCKHOLDERS. THE MATTER TO BE VOTED UPON, THE ONE-FOR-20 REVERSE SPLIT, REQUIRES THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE VOTING POWER OF OUR OUTSTANDING COMMON STOCK. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS DESCRIBED ON THE ENCLOSED PROXY CARD. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                          ONE VOICE TECHNOLOGIES, INC.
                           7825 FAY AVENUE, SUITE 200
                               LA JOLLA, CA 92037


                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS
                                  MAY 22, 2009

         The enclosed proxy is solicited by the Board of Directors of One Voice Technologies, Inc. (the "Company"), a Nevada corporation in connection with the Special Meeting of Shareholders to be held at Embassy Suites, 4550 La Jolla Village Drive, San Diego, California 92122 on Friday, May 22, 2009, at 10:30 am PST, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Unless instructed to the contrary on the proxy, it is the intention of the persons named in the proxy to vote the proxies:

         1. To consider and act upon a proposal to approve an amendment to the Articles of Incorporation to implement a reverse stock split of the Company's common stock, par value $0.001 per share, at a ratio one for twenty and to file such amendment with the Nevada Secretary of State (the "Reverse Split"); and

         2. To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

         Pursuant to rules adopted by the U.S. Securities and Exchange Commission, you may access a copy of the proxy materials and the Company's annual report on Form 10-K at www.onev.com.

         The record date with respect to this solicitation is the close of business on April 8, 2009 and only shareholders of record at that time will be entitled to vote at the meeting. The principal executive office of the Company is 7825 Fay Avenue, Suite 200, La Jolla, CA 92037, and its telephone number is
(866) 823-1432. The shares of Common Stock represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. This proxy statement and the accompanying proxy were mailed to you on or about *, 2009.

                    OUTSTANDING SHARES; QUORUM; REQUIRED VOTE

         The number of outstanding shares of Common Stock entitled to vote at the meeting is 1,290,000,000. Each share of Common Stock is entitled to one vote. The presence at the meeting, in person or by proxy, of the holders of Common Stock holding in the aggregate a majority of the voting power of the Company's common stock entitled to vote shall constitute a quorum for the transaction of business. A majority of the votes properly cast upon any question by the stockholders attending the meeting, in person or by proxy, shall decide the question.
 Abstentions and broker non-votes will count for purposes of establishing a quorum, but will not count as votes cast for any proposal and accordingly will have no effect.

         Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker non-votes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker non-votes occur when a broker nominee (who has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

         For purposes of determining the votes cast with respect to any matter presented for consideration at the meeting, only those votes cast 'for' or 'against' are included. However, if a proxy is signed but no specification is given, the shares will be voted 'FOR' the Proposal

                             PRINCIPAL SHAREHOLDERS


         The following table sets forth, as of April 8, 2009, certain information with respect to the beneficial ownership of our Common Stock by each shareholder known by us to be the beneficial owner of more than 5% of our Common Stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using `beneficial ownership' concepts under the rules of the Securities and Exchange Commission. Under these rules a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security or investment power, which includes the power to vote or direct the voting of the security.

         A person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

         Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

           Shares Beneficially Owned (1)
             Name and Address of Beneficial Owner         Number     Percent (2)
           ----------------------------------------    -----------   -----------

           Dean Weber, CEO, President and Chairman
             of the Board (3)                           35,957,800     2.8%

           Rahoul Sharan, Director                       4,960,000      *

           Bradley J. Ammon, Director                    3,675,000      *


           Total shares held by officers                44,592,800    3.5%
             and directors (3) persons:

      *less than 1%

(1) The address for each of the named individuals is c/o One Voice Technologies, Inc., 7825 Fay Avenue, Suite 200, La Jolla, CA 92037.

(2) The applicable percentage of ownership is based on 1,290,000,000 shares of our Common Stock issued and outstanding as of *, 2009.

(3)      Includes options to purchase 32,000,000 shares of Common Stock.

(4)      Represents options to purchase 4,960,000 shares of Common Stock

(5)      Represents options to purchase 3,675,000 shares of Common Stock

                                ABOUT THE MEETING

WHAT IS BEING CONSIDERED AT THE MEETING?

         You will be voting for:

         [_] The approval of a proposal to approve one-for-20 reverse split of our common stock;

         [_] The transaction of such other and further business as may properly come before the meeting.

WHO IS SOLICITING YOUR PROXY?

         Your proxy is being solicited by our board of directors.

WHO IS ENTITLED TO VOTE AT THE MEETING?

         You may vote if you owned stock as of the close of business on April 8, 2009, which is the record date for determining who is eligible to vote at the annual meeting. Each share of common stock is entitled to one vote.

HOW DO I VOTE?

         You can vote either by attending the meeting and voting at the meeting or by completing, signing and returning the enclosed proxy card.

CAN I CHANGE MY MIND AFTER I VOTE?

         Yes, you may change your mind at any time before the polls close at the meeting. You can change your vote by signing another proxy with a later date and returning it to us prior to the meeting or by voting again at the meeting. If your stock is held in a brokerage account, you must provide your broker with instructions as to any changes in the voting instructions which you previously provided to your broker.

WHAT IF I SIGN AND RETURN MY PROXY CARD BUT I DO NOT INCLUDE VOTING
INSTRUCTIONS?

         If you sign your proxy card and return it to us but you do not include voting instructions as to any proposal, your proxy will be voted FOR the one-for 20 reverse split of our common stock. If you include voting instructions on some, but not all, of the proposals, your proxy will be voted in accordance with your instructions on those matters for which you included voting instructions and FOR any other proposals.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

         It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Corporate Stock Transfer, 3200 Cherry Creek Drive South, Suite 430, Denver, CO 80209.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

         In order for us to conduct our meeting, we must have a quorum. We will have a quorum, and be able to conduct the meeting, if a majority of our outstanding shares as April 8, 2009, are present at the meeting. Your shares will be counted as being present at the meeting if you attend the meeting or if you properly return a proxy by mail or if you give your broker voting instructions and the broker votes your shares.

         On the record date, April 8, 2009, we had 1,290,000,000 shares of common stock outstanding and entitled to vote. This number of shares does not include treasury stock. We will have a quorum if a majority of the outstanding voting shares are present and voting at the annual meeting.

WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

         If your shares are registered in your name, they will not be voted unless you submit your proxy card, or vote in person at the meeting. If your shares are held in street name, your bank, brokerage firm or other nominee, under some circumstances, may vote your shares.

Brokerage firms, banks and other nominees may vote customers' un-voted shares on "routine" matters. Generally, a broker may not vote a customer's un-voted shares on non-routine matters without instructions from the customer and must instead submit a "broker non-vote." A broker non-vote is counted toward the shares needed for a quorum, but it is not counted in determining whether a matter has been approved.

WHAT VOTE IS REQUIRED TO APPROVE THE OTHER MATTERS BROUGHT BEFORE THE MEETING?

         The proposal to approve the Reverse Split requires the vote of a majority of the voting power of our outstanding shares of common stock. Since there are 1,290,000,000 shares of common stock outstanding on the record date, we will need the affirmative vote of the holders of a majority of the voting shares of common stock in order to approve the Reverse Split. Thus, an abstention or a non-vote has the same effect as a negative vote.

WHO IS PAYING THE COST OF THE MEETING?

         We will pay for preparing, printing and mailing this proxy statement. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their out-of-pocket costs of sending the proxy materials to our beneficial owners. We anticipate that the fees and expenses of such firm will be in the range of $7,500 to $10,000.

                                    PROPOSAL

TO AUTHORIZE THE FILING OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO AUTHORIZE A REVERSE STOCK SPLIT OF ALL OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY AT A RATIO OF 1 FOR 20.

         The Company proposes to authorize the Company's Board of Directors to effect a reverse split of all outstanding shares of the Company's Common Stock by an amendment to the Company's Articles of Incorporation. The amendment would effect a reverse stock split in a ratio of 1 for 20.

         If the shareholders elect to implement the reverse stock split, each issued and outstanding share of Common Stock would automatically be changed into a fraction of a share of Common Stock in accordance with the ratio of 1 for 20. The par value of the Common Stock would remain unchanged at $0.001 per share, and the number of authorized shares of Common Stock would remain unchanged. Any fractional shares resulting from the reverse stock split will be rounded up to the nearest whole number. The reverse stock split would become effective upon filing the amendment to the Company's Articles of Incorporation with the Secretary of State of the State of Nevada.


--------------------- ------------------------------ ------------------------------- -----------------------------------
STATUS                NUMBER OF SHARES AUTHORIZED    NUMBER OF SHARES ISSUED AND      NUMBER OF SHARES AUTHORIZED BUT
                                                     OUTSTANDING                      UNISSUED
--------------------- ------------------------------ ------------------------------- -----------------------------------
Pre-Reverse Split           1,290,000,000                  1,290,000,000                                  0
--------------------- ------------------------------ ------------------------------- -----------------------------------
Post- Reverse Split         1,290,000,000                     64,500,000                      1,225,500,000
--------------------- ------------------------------ ------------------------------- -----------------------------------


REASONS FOR THE REVERSE STOCK SPLIT

         The Board believes that the current per-share price of the Common Stock has limited the effective marketability of the Common Stock because of the reluctance of many brokerage firms and institutional investors to recommend lower-priced stocks to their clients or to hold them in their own portfolios. Further, analysts at many brokerage firms do not monitor the trading activity or otherwise provide research coverage of lower priced or penny stocks. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of these policies and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commission on a sale of lower priced stock also may represent a higher percentage of the sale price than the brokerage commission on a higher priced issue. Any reduction in brokerage commissions resulting from a reverse stock split may be offset, however, by increased brokerage commissions required to be paid by shareholders selling "odd lots" created by the reverse stock split.

         The effective increase in the authorized number of unissued shares of Common Stock that would result from the reverse stock split could have a number of effects on the Company's shareholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Except as further discussed herein, the Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device. The Company does not have any current intent to issue the shares that are newly available as a result of the reverse stock split.

         In evaluating the reverse stock split, the Company's Board of Directors also took into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. The Board, however, determined that these negative factors were outweighed by the potential benefits.

POTENTIAL EFFECTS OF THE REVERSE STOCK SPLIT

         The immediate effect of a reverse stock split would be to reduce the number of shares of Common Stock outstanding, and to increase the trading price of the Company's Common Stock. However, the effect of any reverse stock split upon the market price of the Company's Common Stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances is varied. The Company cannot assure you that the trading price of the Company's Common Stock after the reverse stock split will rise in exact proportion to the reduction in the number of shares of the Company's Common Stock outstanding as a result of the reverse stock split. Also, as stated above, the Company cannot assure you that a reverse stock split would lead to a sustained increase in the trading price of the Company's Common Stock, or that the trading price would reach any of the thresholds required by the NASDAQ markets. The trading price of the Company's Common Stock may change due to a variety of other factors, including the Company's operating results, other factors related to the Company's business, and general market conditions.

EFFECTS ON OWNERSHIP BY INDIVIDUAL SHAREHOLDERS

         If the Company implements the reverse stock split, the number of shares of Common Stock held by each shareholder would be reduced by dividing the number of shares held immediately before the reverse stock split by 20 and then rounding up to the nearest whole share. The reverse stock split would affect the Company's Common Stock uniformly and would not affect any common stock shareholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that whole shares will be exchanged in lieu of fractional shares.

EFFECT ON OPTIONS, WARRANTS AND OTHER SECURITIES

         All outstanding shares of options, warrants, notes, debentures and other securities entitling their holders to purchase shares of the Company's Common Stock would be adjusted as a result of the reverse stock split, as required by the terms of these securities. In particular, the conversion ratio for each instrument would be reduced, and the exercise price, if applicable, would be increased, in accordance with the terms of each instrument and based on the of 1 for 20 ratio. Also, the number of shares reserved for issuance under the Company's existing stock option plans would be reduced proportionally based on such ratio.

OTHER EFFECTS ON OUTSTANDING SHARES

         If a reverse stock split were implemented, the rights of the outstanding shares of Common Stock would remain the same after the reverse stock split.

         The reverse stock split may result in some shareholders owning "odd-lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

         The Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended. As a result, the Company is subject to the periodic reporting and other requirements of the Securities Exchange Act. The proposed reverse stock split would not affect the registration of the Common Stock under the Securities Exchange Act.

AUTHORIZED SHARES OF COMMON STOCK

         The reverse stock split, if implemented, would not change the number of authorized shares of the Company's Common Stock as designated by the Company's Articles of Incorporation, as amended. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares remaining available for issuance of the Company's Common Stock would increase.

PROCEDURE FOR EFFECTING THE REVERSE STOCK SPLIT AND EXCHANGE OF STOCK
CERTIFICATES

         If the Company's shareholders approve the proposed amendment to the Company's Articles of Incorporation to effect the reverse stock split, the reverse stock split would be implemented by filing the appropriate amendment to the Company's Articles of Incorporation with the Secretary of State of the State of Nevada, and the reverse stock split would become effective on the date of the filing.

         As of the effective date of the reverse stock split, each certificate representing shares of the Company's Common Stock before the reverse stock split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of Common Stock resulting from the reverse stock split. All options, warrants, convertible debt instruments and other securities would also be automatically adjusted on the effective date.

         The Company anticipates that its transfer agent will act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective date, shareholders and holders of securities convertible into the Company's Common Stock would be notified of the effectiveness of the Reverse Split. Shareholders of record would receive a letter of transmittal requesting them to surrender their stock certificates for stock certificates reflecting the adjusted number of shares as a result of the reverse stock split. Persons who hold their shares in brokerage accounts or "street name" would not be required to take any further actions to effect the exchange of their certificates. Instead, the holder of the certificate will be contacted. No new certificates would be issued to a shareholder until the shareholder has surrendered the shareholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the reverse stock split would continue to be valid and would represent the adjusted number of shares based on the exchange ratio of the reverse stock split, rounded up to the nearest whole share. Shareholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

FRACTIONAL SHARES

         The Company will not issue fractional shares in connection with any reverse stock split. Instead, any fractional share resulting from the reverse stock split would be rounded up to the nearest whole share.

ACCOUNTING CONSEQUENCES

         The par value of the Company's Common Stock would remain unchanged at $.001 per share after the reverse stock split. Also, the capital account of the Company would remain unchanged, and the Company does not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a summary of material federal income tax consequences of the reverse stock split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, including banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well prospectively. This summary also assumes that the shares are held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of the shareholder. Each shareholder is urged to consult with the shareholder's own tax advisor with respect to the consequences of the reverse stock split.

         No gain or loss should be recognized by a shareholder upon the shareholder's exchange of shares pursuant to the reverse stock split. The aggregate tax basis of the shares received in the reverse stock split would be the same as the shareholder's aggregate tax basis in the shares exchanged. The shareholder's holding period for the shares would include the period during which the shareholder held the pre-split shares surrendered in the reverse stock split.

         The Company's beliefs regarding the tax consequence of the reverse stock split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of the reverse stock split may vary significantly as to each shareholder, depending upon the state in which he or she resides.

VOTE REQUIRED; MANNER OF APPROVAL; APPRAISAL RIGHTS

Approval to amend the Articles of Incorporation to effect a reverse stock split requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of the Company. Under the Nevada Revised Statutes, shareholders will not be entitled to exercise appraisal rights in connection with the Reverse Split, and the Company will not independently provide shareholders with any such right.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE REVERSE SPLIT.

                              FINANCIAL STATEMENTS

         Our audited financial statements, which include our consolidated balance sheets at December 31, 2007 and 2006, and the related consolidated statements of operations and comprehensive income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2007, are included in our Form 10-KSB for the year ended December 31, 2007. Our unaudited financial statements, which include our consolidated balance sheet at March 31, 2008, June 30, 2008 and September 30, 2008 and the related consolidated statements of operations and comprehensive income, stockholders' equity and cash flows for the three months ended March 31, 2008 and 2007; the three months ended June 30, 2008 and June 30, 2007; and the three months ended September 30, 2008 and September 30, 2007 are included in our Form 10-Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008, respectively. A copy of our 10-KSB for 2007 and our 10-Q for the quarters ended March 31, 2008, June 30, 2008, and September 30, 2008, respectively, as filed with the Securities and Exchange Commission, are hereby incorporated by reference.

         Copies of our Form 10-KSB for the year ended December 31, 2007 and the Form 10-Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008 may be obtained without charge by writing to Mr. Dean Weber, Chief Executive Officer, One Voice Technologies, Inc., 7825 Fay Avenue, Suite 200, La Jolla, CA 92037. Exhibits will be furnished upon request and upon payment of a handling charge of $.25 per page, which represents our reasonable cost on furnishing such exhibits. Copies of our Form 10-KSB and 10-Q's are available on the SEC maintained web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of such site is http//www.sec.gov.

                                  OTHER MATTERS

OTHER MATTERS TO BE SUBMITTED
-----------------------------

         Our board of directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this proxy statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2009 SPECIAL MEETING
-----------------------------------------------------------------------------

         Proposals of stockholders intended to be presented at the 2009 Special Meeting of the Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than April 30, 2009 to be included in the proxy statement for that meeting.

         In addition, in order for a stockholder proposal to be presented at our meeting without it being included in our proxy materials, notice of such proposal must be delivered to the Secretary of our company at our principal offices no later than April 20, 2009. If notice of any stockholder proposal is received after April 30, 2009, then the notice will be considered untimely and we are not required to present such proposal at the 2009 special meeting. If the board of directors chooses to present a proposal submitted after April 20, 2009 at the 2009 special meeting, then the persons named in proxies solicited by the board of directors for the 2009 special meeting may exercise discretionary voting power with respect to such proposal.

                                             By Order of the Board of Directors

                                                  Dean Weber
                                                  Chief Executive Officer

*, 2009

Exhibit A

                           CERTIFICATE OF AMENDMENT TO

                          ARTICLES OF INCORPORATION OF

                          ONE VOICE TECHNOLOGIES, INC.

                             (A NEVADA CORPORATION)

                        PURSUANT TO NRS 78.385 AND 78.390



         The undersigned, being the President and Chief Executive Officer of One Voice Technologies, Inc., a corporation existing under the laws of the State of Nevada, does hereby certify under the seal of the said corporation as follows:


1. The name of the Corporation (hereinafter referred to as the "Corporation") is One Voice Technologies, Inc.

2. The Articles of Incorporation of the Corporation is hereby amended by replacing Article FOURTH, in its entirety, with the following:

                  Article FOURTH: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications, limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors

                  The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

                  CLASS               PAR VALUE             AUTHORIZED SHARES
                  -----               ---------             -----------------

                  Common              $0.001                  1,290,000,000

                  Preferred           $0.001                     10,000,000


                  The outstanding shares of Common Stock shall be reverse split on a one-for-twenty basis, effective as of the effective date of this Certificate of Amendment. The number of authorized, but unissued shares shall not be affected by the Reverse Split.

         3. The amendment of the articles of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation's Board of Directors and shareholders holding a majority of the voting power of the outstanding shares of Stock of the Corporation in accordance with the provisions of Sections 78.320 of the General Corporation Law of the State of Nevada.

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Articles of Incorporation, as amended, to be signed by Dean Weber, its President and Chief Executive Officer, on ____, 2009.



One Voice Technologies, Inc.

                                                By:  /s/ Dean Weber
                                                     --------------------------
                                                     Dean Weber
                                                     President and
                                                     Chief Executive Officer

PROXY

                          ONE VOICE TECHNOLOGIES, INC.

                  Special Meeting of Stockholders- May 22, 2009

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Dean Weber with full power of substitution or revocation, proxies for the undersigned, to vote at the Special Meeting of the Stockholders of One Voice Technologies, Inc. (the "Company"), to be held at 10:30 am, PST, on Friday, May 22, 2009, at Embassy Suites, 4550 La Jolla Village Drive, San Diego, California 92122 and at any adjournment or adjournments thereof, according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present.

(1) To approve the one-for-20 reverse split of the Company's common stock:

FOR  [_]                AGAINST  [_]            ABSTAIN  [_]

(2) In their discretion, upon the transaction of such other business as may properly come before the meeting;

all as set forth in the Proxy Statement, dated *, 2009.

         The shares represented by this proxy will be voted on Items 1 and 2 as directed by the stockholder, but if no direction is indicated, will be voted FOR Items 1 and 2.

         If you plan to attend the meeting please indicate below:

         I plan to attend the meeting |_|

         Dated: _________________________, 2009





                                    ___________________________________________

                                    ___________________________________________
                                    (Signature(s))

                                    Please sign exactly as name(s) appear
                                    hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                    Please date, sign and mail this proxy in the enclosed envelope, which requires no postage if mailed in the United States.